EXHIBIT C

FORM OF WARRANT

NEITHER THIS SECURITY NOR ANY SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY U.S. STATE OR OTHER JURISDICTION OR ANY EXCHANGE OR SELF-REGULATORY ORGANIZATION, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND SUCH OTHER LAWS AND REQUIREMENTS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR LISTING OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION AND/OR LISTING REQUIREMENTS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Green PolkaDot Box, Inc.

(FORMERLY KNOWN AS VAULT AMERICA, INC.)

COMMON STOCK WARRANT

No. __________                                                                                                                                                       ______, 2012

GREEN POLKADOT BOX, INC. (formerly known as Vault America, Inc.), a Nevada corporation (the “Company”), hereby certifies that _______________________________, its permissible transferees, designees, successors and assigns (collectively, the “Holder”), for value received, is entitled to purchase from the Company at any time commencing on the date hereof (the “Effective Date”) and terminating on the fifth anniversary of the Effective Date up to _____________ shares (each, a “Share” and collectively the “Shares”) of the Company’s common stock, par value $0.001 per Share (the “Common Stock”), at an exercise price per Share equal to $4.50 (the “Exercise Price”).  The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

1.           Method of Exercise; Payment.

(a)           Cash Exercise.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, or from time to time, by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

(b)           Stock Certificates.

(i)           Upon the exercise of this Warrant in compliance with the provisions of Section 1(a), the Company shall promptly issue and cause to be delivered to the Holder a certificate for the Shares purchased by the Holder.  Each exercise of this Warrant shall be effective immediately prior to the close of business on the date (the “Date of Exercise”) that the conditions set forth in Section 1(a) or have been satisfied.  On the first Business Day following the date on which the Company has received each of the Notice of Exercise and the aggregate Exercise Price (the “Exercise Delivery Documents”), the Company shall transmit an acknowledgment of receipt of the Exercise Delivery Documents to the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Notice of Exercise, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Shares.

(ii)           This Warrant shall be exercisable, either in its entirety or, from time to time, for part only of the number of Warrant Shares referenced by this Warrant. If this Warrant is exercised in part, the Company shall issue, at its expense, a new Warrant, in substantially the form of this Warrant, referencing such reduced number of Shares that remain subject to this Warrant.

(c)           Taxes.  The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

2.           Warrant.

                               (a)    Exchange, Transfer and Replacement.  At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the Warrant or Warrants surrendered.

                               (b)    Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c)    Cancellation; Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 2, this Warrant shall be promptly canceled by the Company.  The Holder shall pay all taxes and all other expenses (including legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 2.

(d)   Warrant Register.  The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant (the “Warrant Register”), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

3.             Rights and Obligations of Holders of this Warrant.  The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the Holder hereof upon exercise of this Warrant, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Warrant, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such Common Stock certificate.

               4.           Adjustments.

(a)           Stock Dividends, Reclassifications, Recapitalizations, Etc.  While this Warrant is outstanding, in the event the Company:  (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (1) the Exercise Price on the record date of such division or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (2) the number of shares of Common Stock for which this Warrant may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

 (b)           Combination: Liquidation.  While this Warrant is outstanding, (i) in the event of a Combination (as defined below), each Holder shall have the right to receive upon exercise of the Warrant the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event (subject to further adjustment in accordance with the terms hereof), and (ii) in the event of (x) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (y) the dissolution, liquidation or winding-up of the Company, the Holders shall be entitled to receive, upon surrender of their Warrant, distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrant, as if the Warrant had been exercised immediately prior to such event, less the Exercise Price. Unless paragraph (ii) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the “Successor Company”) in such Combination will assume by written instrument the obligations under this Section 4 and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. “Combination” means an event in which the Company consolidates with, merges with or into, or sells all or substantially all of its assets to another Person, where “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.  In case of any Combination described in this Section 4, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with an agent or trustee for the benefit of the Holders such funds, if any, necessary to pay to the Holders the amounts to which they are entitled as described above.  After such funds and the surrendered Warrant are received, the Company shall be required to deliver a check in such amount as is appropriate (or, in the case or consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

                               (c)           Notice of Adjustment.  Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrant is adjusted, as herein provided, the Company shall deliver to the holders of the Warrant in accordance with Section 10 a certificate of the Company’s Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of  Warrant after giving effect to such adjustment.

                               (d)           Notice of Certain Transactions.  While this Warrant is outstanding, in the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any capital reorganization, reclassification, consolidation or merger affecting the class of Common Stock, as a whole, or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall, within the time limits specified below, send to each Holder a notice of such proposed action or offer.  Such notice shall be mailed to the Holders at their addresses as they appear in the Warrant Register (as defined in Section 2(d)), which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment pursuant to Section 4 which will be required as a result of such action.  Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or (b) above, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

5.           Registration Rights.  The Holder is entitled to the benefit of such registration rights in respect of the Shares as are set forth in the Subscription Agreement between the Company and the Holder.

6.           Fractional Shares.  In lieu of issuance of a fractional share upon any exercise hereunder, the Company will issue an additional whole share in lieu of that fractional share, calculated on the basis of the Exercise Price.

7.           Legends.  Prior to issuance of the shares of Common Stock underlying this Warrant, all such certificates representing such shares shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

8.           Disposition of Warrants or Shares.  The Holder of this Warrant, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the 1933 Act.  Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

9.           Merger or Consolidation.  The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

10.           Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement between the Company and the Holder.

                11.           Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company. This restriction may not be waived without the consent of the Holder.

12.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

13.           Successors and Assigns.  This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

14.           Headings.  The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

15.           Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

16.           Modification and Waiver.  This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

17.           Specific Enforcement.  The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

18.           Assignment.  This Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant, as Exhibit B hereto, and, upon the Company’s receipt hereof, and in any event, within five (5) business days thereafter, the Company shall issue a warrant to the Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

(signature page immediately follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

GREEN POLKADOT BOX, INC.

Date: ________, 2012	By:
Name:
Title:

EXHIBIT A
TO
WARRANT CERTIFICATE

ELECTION TO PURCHASE

To Be Executed by the Holder

in Order to Exercise the Warrant

The undersigned Holder hereby elects to purchase _______  Shares pursuant to the attached Warrant, and requests that certificates for securities be issued in the name of:

__________________________________________________________

(Please type or print name and address)
__________________________________________________________
__________________________________________________________
__________________________________________________________
(Social Security or Tax Identification Number)

and delivered
to:____________________________________________________________________________________________________________________________________.
______________________________________________________________________________________________________________________________________

(Please type or print name and address if different from above)

If such number of Shares being purchased hereby shall not be all the Shares that may be purchased pursuant to the attached Warrant, a new Warrant for the balance of such Shares shall be registered in the name of, and delivered to, the Holder at the address set forth below.

In full payment of the purchase price with respect to the Shares purchased and transfer taxes, if any, the undersigned hereby tenders payment of $__________ by check, money order or wire transfer payable in United States currency to the order of [_________]

HOLDER:

Date	By:
Name:
Title:
Address:

Dated:_______________________

EXHIBIT B
TO
WARRANT

FORM OF ASSIGNMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _____________ the right represented by the within Warrant to purchase ______ shares of Common Stock of Vault America, Inc., a Nevada corporation, to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of Vault America, Inc., a Nevada corporation, with full power of substitution of premises.

Dated:	By:
Name:
Title:
(signature must conform to name of holder as specified on the fact of the Warrant)

Address:

Signed in the presence of :

Dated: